Introducing

Platinum Energy Resources, Inc.

IPAA Presentation

April 2007

Important Legal Notices

Platinum Energy Resources, Inc. ("Platinum Energy") and Tandem Energy Corporation ("Tandem") intend to hold presentations for Platinum Energy's stockholders regarding the proposed asset acquisition with Tandem. In connection with such presentations, this slide show presentation which has been filed on a Form 8-K with the Securities and Exchange Commission will be distributed to participants.

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as "believe," "expect," "anticipate," "plan," "potential," "continue" or similar expressions. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements. Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this document may include statements about future financial and operating results and about the proposed acquisition by Platinum Energy of the assets of Tandem Energy Corporation, a wholly owned subsidiary of Tandem Energy Holdings, Inc. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if Platinum Energy does not receive required stockholder approval or fails to satisfy other conditions to closing, the transaction will not be consummated. In any forward-looking statement in which Platinum Energy or Tandem Energy expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. All forward-looking statements included in this document are based on information available to Platinum Energy and Tandem Energy on the date hereof. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions in the U.S. and abroad; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Tandem Energy and TEC are engaged; fluctuations in oil and gas prices and in customer demand; management of rapid growth; intensity of competition; general economic conditions; as well as other relevant risks detailed in Platinum Energy's filings with the Securities and Exchange Commission. The information regarding Tandem Energy and TEC contained in this document has been provided by Tandem. Further, the information set forth herein should be read in light of such risks. Neither Platinum Energy nor Tandem Energy assumes any obligation to update the information contained in this document.

Platinum Energy Resources, Inc. has filed with the Securities and Exchange Commission a proxy statement in connection with the transaction as restructured. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED ASSET ACQUISITION BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors and security holders may obtain a free copy of the preliminary proxy statement and the definitive proxy statement (when it is available) and other documents filed by Platinum Energy with the Securities and Exchange Commission at the Securities and Exchange Commission's web site at http://www.sec.gov. Copies of the proxy statement, once available, and other documents may also be obtained free of charge from Platinum Energy's investor relations at tom@cjpcom.com or by directing a request to Platinum Energy Resources, Inc., 25 Phillips Parkway, Montvale, NJ 07645.

Platinum Energy and its directors, officers and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of Platinum Energy with respect to the transactions contemplated by the asset acquisition agreement. Information regarding Platinum Energy's officers and directors is available in Platinum's Form 10-K for the fiscal year end December 31, 2006 filed with the Securities and Exchange Commission on April 2, 2007. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in other relevant materials to be filed with the Securities and Exchange Commission when they become available.

Platinum Energy Resources: Background

- Platinum Energy Resources raised $115 mm through an IPO in October 2005 via a Special Purpose Acquisition Company (SPAC)
- 95% of gross proceeds currently held in trust pending consummation of acquisition
- Platinum announced intention to acquire Tandem Energy Holdings in January 2006
- Completion of business combination requires stockholder approval

Tandem Acquisition: Overview

- Platinum Energy to pay $102 mm to acquire assets of Tandem Energy
  - Buying $188 mm PV10* for $102 mm
- 22,000+ acres of producing E&P assets in TX and NM
- 9 mmBoe proved, with 1,100 Boepd production
  - Acquisition price is under $11.50/Boe on a proved barrel basis
- Platinum believes there is significant upside opportunity to increase reserves through low-risk drilling and behind pipe completions

*Valuation as of 3/31/07.
Assumes CapEx of $41.1 mm in the first 3 years post acquisition.

Tandem Acquisition Synergy

Tandem

- Expertise in operations
- Acquisition includes substantial drilling and operations equipment, infrastructure and personnel
- The entire senior management team, including CFO, engineering and operations management has agreed to continue with Platinum

Platinum

- Expertise in hedging, risk management and finance
- Expertise in geology
- Access to capital for development and acquisitions

Synergy

- **Strategy is to use hedge financing to maximize profit and reduce risk resulting from volatile energy markets**
- **Platinum believes that Tandem can serve as a platform to grow the Company through both acquisition and development**

Property Overview



Beal Lease &
Lipscomb, SW Field
Ira Field
Palo Pinto Field
(Ball Lease)
USM Field
Ballard &
Indian Basin
Field
Choate Field
Tomball Field
Thompsonville
NE Field

Lease Details

Field	County	Acreage	Net boe/day	Producing Wells	PUD Locations	Depth (ft)	Primary Formation
Tomball	Harris	7,000	376	18	3	1,000-9,000	Yegua, Cockfield, Wilcox
Ira	Scurry	3,600	147	150	76	1,800	San Andres
Ball	Palo Pinto	4,900	111	17	29	3,000-3,800	Big Saline, Duffer, Barnett Shale
Beal	Lipscomb	640	56	7	0	8,000	Cleveland Sand
Ballard	Eddy	3,000	116	40	36	2,000-3,000	Yates, Grayburg, San Andres
USM	Pecos	3,000	83	50	54	3,200	Yates, Queen
Choate	Hardin	50	66	17	9	1,000-2,500	Salt Dome
Bugg	Burleson	308	8	1	0	9,000	Georgetown
Royalty/Non-Ops/Other			102				
Total		22,498	1,065	300	207		

Field	PDP Reserves		PUD Reserves		PDNP Reserves		Total Proved
	oil (m bbl)	gas (mmcf)	oil (m bbl)	gas (mmcf)	oil (m bbl)	gas (mmcf)	m boe
Tomball	869	944	-	9,275	29	-	2,601
Ira	386	-	1,368	-			1,754
Ball	3	1,714	-	3,526	-	787	1,008
Beal	4	424	-	-			75
Ballard	522	-	708	-			1,230
USM	115	227	1,148	2,295			1,683
Choate	104	-	146	-	37		287
Bugg	6	36	-	-			12
Royalty/Non-Ops/Other	111	1,637	-	-			384
Total	2,120	4,982	3,370	15,096	66	787	**9,033**

Source: Tandem, Williamson Petroleum Consultants, Inc.

Property Overview: Ira Unit Waterflood

Ira Unit:
3,600 acres

- Original Oil in Place: **105 mmBoe**
- Production to Date: **20 mmBoe**
- Typical San Andres Recovery (Primary + Secondary) **28%**

- Proven reserves currently booked
  - PDP+ PUD: **1.75 mmBoe (21% recovery)**
- Expected finding and development cost:
  - $12-15 mm **under $2 / Boe**

Ballard Lease:
3,000 acres

- Platinum believes the Ballard lease in New Mexico has similar upside, with only a small fraction of the waterflood reserves booked
  - PDP+PUD reserves: **1.2 mmBoe**
  - 36 PUD locations vs. 76 on Ira

Property Overview: Tomball Gas and Deeper Opportunities

Tomball Lease Well Locations on Wilcox Structure Map
7,000 acres



- The Tomball lease appears to have potential in the sands of the Wilcox formation at depths of less than 9,000 feet that has never been drilled but has been very productive on nearby leases
  - In adjacent properties, wells at these depths have demonstrated a recovery of 3 to 5 Bcf per well
  - Based on the assumption that each well costs under $2 mm to drill and complete, there is potential value of over $10 mm per well
  - Only 3 Wilcox PUDs have been assigned to the entire lease (9.3 Bcf PUD reserves)
- Tomball opportunities in plugged and abandoned wells:
  - Review of maps from 1960s indicates Exxon wells that were plugged because gas was not economic
  - Tandem has successfully completed multiple low-cost shallow gas wells
  - There appears to be multiple opportunities to re-enter plugged wells

Property Overview:
Low Risk Drilling / Re-completion Opportunities

- It is believed that the Ball lease has significant Barnett Shale reserves, as well as shallow sands (Behind Pipe reserves) that have never been completed
  - We believe that the sands are relatively uniform throughout the lease, yet the lease has significant areas that have never been drilled

- There are numerous infill drilling locations throughout the Tandem leases above 4,000 ft
  - Typical cost is $150k - $250k per well to drill and complete
  - Each well typically adds 25,000 – 50,000 Boe to PDP reserves
  - Drilling primarily would be accomplished using Tandem owned drilling rigs and operations



Ball Lease Well Location Map
4,900 acres

Platinum Energy- Strategy for Future Growth

- Hedge 80-100% of PDP volumes for 5 to 7 years at fixed prices without margin collateral
- Secure credit facility of $40 mm
- Invest CapEx of at least $30 mm over the first 3 years
- Acquire additional high-PDP assets

Strategy: Capture Gap Between Reserves and Commodity Prices

	# Deals	Total Value ($bn)	Proved Reserves ($/boe)	WTI Avg Market Price ($/bbl)
2004	103	27.3	6.61	41.46
2005	98	29.4	12.00	56.58
2006	120	59.4	16.75	66.04

Source: JS Herold - deals over $10 mm

There is a substantial gap between energy prices and proved reserves


Gap between Market and Reserve Prices
NYMEX ($/Bbl)
Implied Reserve Value ($/Boe)
Gap
NYMEXCrude Oil ($/Boe)
80
70
60
50
40
30
20
10
0
1999 Q1
1999 Q3
2000 Q1
2000 Q3
2001 Q1
2001 Q3
2002 Q1
2002 Q3
2003 Q1
2003 Q3
2004 Q1
2004 Q3
2005 Q1
2005 Q3
2006 Q1
2006 Q3
2007 Q1
Spot Oil Price
Exploration & Production (E&P) implied reserve acquisition price in ground

Source: JS Herold

Energy Markets: Forward vs. Spot

- The recent increase in energy markets has been accompanied by strength in the long-dated forward markets


Historical Oil Spot Price
Current Oil Forward Price
$/Bbl
80
70
60
50
40
30
20
10
0
Q1 99
Q3 99
Q1 00
Q3 00
Q1 01
Q4 01
Q2 02
Q4 02
Q3 03
Q1 04
Q3 04
Q1 05
Q3 05
Q2 06
Q4 06
Bal 07
2008
2009
2010
2011
2012
2013

Source: NYMEX, Forward Curve March 30, 2007

Strategy: Capture Gap Between Reserves and Commodity Prices

Acquire E & P Assets through Hedge Financing

- Use long-dated hedges to lock in prices and reduce risk
- Use financing to redeploy capital and maximize returns
- Canadian valuations, dominated by royalty trusts, highlights success of this strategy

	Proved Reserves ($/boe)	
	US	Canada
2004	6.61	7.82
2005	12.00	22.43
2006	16.75	21.01

Source: JS Herold - deals over $10 mm

Historical Oil Spot Price **Current Oil Forward Price**


$/Bbl
80
70
60
50
40
30
20
10
0
Q1 99
Q3 99
Q1 00
Q3 00
Q1 01
Q4 01
Q2 02
Q4 02
Q3 03
Q1 04
Q3 04
Q1 05
Q3 05
Q2 06
Q4 06
Bal 07
2008
2009
2010
2011
2012
2013
Arb Gap: $30+ / Boe
Acquisition + Extraction and Operating Costs
Acquisition Cost: $16.75 / Boe
Tandem: $11.33 / Boe

Source: NYMEX

Focus on Shareholder Value

Restructuring of Tandem Acquisition

- Deal restructured as asset acquisition in response to SEC comments
- $42 mm will be used to pay down Tandem debt
- $60 mm in PGRI shares issued to Tandem shareholders

Substantial Capital Available

- Platinum will have $60 mm in cash at the close less amounts paid to converting shareholders plus anticipate $40 mm in available credit facility
- Board authorized share buyback of up to $80 mm
- Remaining capital will be used for CapEx and acquisitions

Conclusion

Tandem Acquisition

- Buying $188 mm PV10* for $102 mm
- Tandem is undervalued based on several valuation metrics when compared to public E&P comparables
- We believe there is substantial upside through low-cost drilling

Platinum Strategy

- Use hedge financing to maximize profit and reduce risk resulting from volatile energy markets
- Manage operations like an E&P company and finances like a bank
- Focus on supporting shareholder value prior to seeking growth

Results

- Expected IRR exceeding 30%
  - Based on reserve report cash flow without additional upside
  - Assumes $40 mm revolver put in place for 10 years
- We anticipate that Tandem will serve as a platform to grow significantly through both acquisition and development
- Focused on Shareholder Value

** Valuation as of 3/31/07. Assumes CapEx of $41.1 mm in the first 3 years post acquisition.*